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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 9, 2002

                          Ponte Nossa Acquisition Corp.
             (Exact name of registrant as specified in its charter)

              Delaware               0-25611                33-0838660
   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

                         18271 McDurmott West, Suite A-1
                            Irvine, California 92614
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (949) 474-7020

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant

         On May 9, 2002 the Registrant engaged Peterson & Co., certified public accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of December 31, 2001, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Peterson & Co. was approved by the Registrant's Board of Directors.

         The Registrant dismissed Baron Accountancy Corp. as its auditors. The firm had served as the Registrant's independent accountants for the past two fiscal years. Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, such accountant's report on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act. There were no disagreements with Baron Accountancy Corp., resolved or unresolved, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Baron Accountancy Corp, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Peterson & Co., neither the Registrant nor anyone on the Registrant's behalf consulted with Peterson & Co. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

          The Registrant has requested Baron Accountancy Corp. to review the disclosure contained herein and has provided Baron Accountancy Corp. the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Baron Accountancy Corp. views, or the respects in which Baron Accountancy Corp. does not agree with the statements contained herein. Baron Accountancy Corp. has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of
Item 304(a)(3) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

         Exhibit 16.1 Letter From Baron Accountancy Corp.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Ponte Nossa Acquisition Corp.

                                                   By: /s/ Thomas DiMele
                                                       -------------------------
                                                       Thomas DiMele, President

Date: May 14, 2002

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